STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the __ day of May, 2013 by and between Advanced Voice Recognition Systems, Inc., a Nevada corporation (“AVRS”) and the persons named in Exhibit A (the “Purchasers”).  Advanced Voice Recognition Systems, Inc. and the Purchasers are collectively referred to as the “Parties.”

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                  Purchase and Sale of the Shares.

a.                   Purchase and Sale.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from AVRS, and AVRS agrees to sell to the Purchasers, 400,000 shares of the common stock of AVRS, referred to as the “Shares”.  This agreement does not apply to, and no referral fee shall be owed in connection with any proposed consultant agreements.

b.                  Purchase Price.  The purchase price for the Shares is $.03 per share, or $12,000.

c.                   Payments.  The purchase price for the Shares will be paid on or before May 28, 2013:

d.                  Certificates for the Shares.  Promptly after receipt of payment of the purchase price, AVRS shall instruct its transfer agent to prepare a stock certificate for 400,000 Shares for delivery to the Purchasers at the Purchaser’s address set forth on the signature page to this Agreement.  Each certificate shall have a legend substantially as follows:  THE OFFERED SHARES ARE RESTRICTED SECURITIES PURSUANT TO THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND SUBJECT TO CERTAIN IMPORTANT LIMITATIONS ON THEIR RESALE OR OTHER TRANSFER.  THESE SHARES MAY NOT BE RESOLD OR TRANSFERRED UNLESS THE SHARES ARE REGISTERED PURSUANT TO THE ACT AND QUALIFIED PURSUANT TO THE APPLICABLE STATE STATUTES, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS DEMONSTRATED TO THE SATISFACTION OF THE COMPANY.

2.                  Representations and Warranties of AVRS.  AVRS represents and warrants to the Purchaser as follows:

a.                   Due Incorporation and Good Standing.  AVRS is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.

b.                  Due Authorization.  All corporate action on the part of AVRS necessary for the authorization, execution and delivery of the Agreement and the performance of the obligations of AVRS hereunder, and the authorization, issuance, sale and delivery of the Shares has been taken, and this Agreement constitutes a valid and legally binding obligation of AVRS, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.                  Representations and Warranties of the Purchaser.  The Purchasers represents and warrants to AVRS that:

a.                   Due Authorization.   The Purchasers have the legal capacity and authority to enter into this Agreement.  All actions on the Purchaser’s part necessary for the authorization, execution and delivery of this Agreement and the performance of the obligations of the Purchasers hereunder in the purchase of the Shares has been taken, and this Agreement constitutes a valid and legal binding obligation of the Purchasers enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

b.                  Purchase Entirely for the Purchaser’s Own Account.  The Purchasers is purchasing the Shares in the ordinary course of business for investment purposes only for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchasers have no present intention of selling, granting any participation in, or otherwise distributing the Shares.

c.                   Information.  The Purchasers acknowledges review of reports filed by AVRS with the U.S. Securities and Exchange Commission, and that AVRS has provided the Purchaser with no indication of any value of the Shares or of AVRS.  There have been no representations, warranties or promises made to Purchasers by AVRS or any representative of AVRS that the Shares will appreciate in value, or that there will be any market for the resale of the Shares by the Purchasers.  The Purchasers understand that the Shares are extremely speculative and subject to a high degree of risk of loss of the Purchaser’s investment. The Purchasers and the Purchaser’s advisors, if any, have conducted their own investigation with respect to AVRS and the Shares, and have not relied upon any representation of AVRS in making the decision to invest in the Shares (other than those representations set forth in Section 2 of this Agreement).  The Purchasers have had an opportunity to discuss the terms and conditions of the investment in the Shares with management of AVRS and to obtain any additional information regarding the investment or AVRS that it has requested of management.

d.                  Investment Experience.  The Purchasers are investors in speculative securities with companies that have no revenue or profits and lack liquidity and capital resources and has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the risks of the investment in the Shares.  The Purchasers confirm that they are able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

e.                   Accredited Investor Status in the U.S. and Canada.  The Purchasers are an “accredited investor” as that term is defined in Regulation D promulgated under the U.S. Securities Act of 1933, as amended, as modified by Section 413(a) of the Dodd-Frank Act which deletes from the calculation of net worth the “value of the primary residence” of the investor.  The Purchasers are an “accredited investor” as that term is defined in Section 1.1 of the Canada National Instrument 45-106 (“NI45-106”).  Specifically, the Purchasers are an investment fund that either (1) distributes or has distributed its securities only to (i) a person that is or was an accredited investor as that term is defined in Section 1.1 of NI45-106; (ii) a person that acquires or acquired securities in circumstances referred to in sections 2.10 (Minimum amount invested) and 2.19 (Additional investment in investment funds) of NI45-106; or (iii) a person described in clauses (i) or (ii) that acquires or has acquired securities under section 2.18 (Investment fund reinvestment) of NI45-106; or (2) distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt.

f.                   Restricted Securities.  The Purchasers understand that the Shares being purchased are characterized as “restricted securities” under the U.S. securities laws and that the Shares may be resold without registration only in certain limited circumstances, and that the Shares when issued to the Purchaser will bear the restricted legend restricting transfer.  The Purchasers are experienced in purchasing securities that are not readily transferable.

4.                  Miscellaneous.

a.                   Survival.  The warranties, representations and covenants of the Purchasers and AVRS contained in this Agreement shall survive the execution of this Agreement and the purchase and sale of the Shares.

b.                  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile signature.

c.                   Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, the Agreement.

IN WITNESS WHEREOF, AVRS and the Purchasers have executed this Agreement as of the date first written above.

AVRS:

ADVANCED VOICE RECOGNITION SYSTEMS, INC.,
   a Nevada corporation

By:         /s/ Walter Geldenhuys
Name:     Walter Geldenhuys

Title:       President, CEO and CFO

Address:

Advanced Voice Recognition Systems, Inc
7659 E. Wood Drive

Scottsdale, Arizona 85260

Facsimile:  (480) 626-5378

PURCHASERS:

By:

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